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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------



       Date of Report (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 2003


                            ANIKA THERAPEUTICS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



       MASSACHUSETTS                   000-21326                04-3145961
-------------------------------  -----------------------  ----------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE            (IRS EMPLOYER
     OF INCORPORATION)                  NUMBER)              IDENTIFICATION NO.)


               160 NEW BOSTON STREET, WOBURN, MASSACHUSETTS 01801
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (781) 932-6616
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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       ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

       (c) EXHIBITS


           Exhibit 99.1--Press Release of Anika Therapeutics, Inc. dated
                         January 28, 2003

       ITEM 9. REGULATION FD DISCLOSURE.

       On January 28, 2003 Anika Therapeutics, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ANIKA THERAPEUTICS, INC.



Date: January 30, 2003                   /s/ CHARLES H. SHERWOOD
                                         --------------------------------------
                                         Charles H. Sherwood
                                         Chief Executive Officer and President


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
   99.1        Press Release of Anika Therapeutics, Inc. dated January 28, 2003